UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: September 28, 2007
(Date of earliest event reported)

              Wells Fargo Mortgage Backed Securities 2007-14 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

          New York                333-143751-01                Applied For
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation               File No.                Identification No.
     of issuing entity)         of issuing entity)           of issuing entity)

          7430 New Technology Way, Frederick, Maryland            21703
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Address of principal executive offices                          (Zip Code)

Depositor's telephone number, including area code   (301) 846-8881
                                                 -------------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated September 28, 2007 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2007-14 Trust Mortgage Pass-Through Certificates, Series 2007-14 (the "Certificates"), issued on September 28, 2007, including (i) the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-21, Class I-A-22, Class I-A-23, Class I-A-24, Class I-A-25, Class I-A-26, Class I-A-27, Class I-A-28, Class I-A-29, Class I-A-30, Class I-A-31, Class I-A-32, Class I-A-33, Class I-A-34, Class I-A-35, Class I-A-36, Class I-A-37, Class I-A-38, Class I-A-39, Class I-A-40, Class I-A-41, Class I-A-42, Class I-A-43, Class I-A-44, Class I-A-45, Class I-A-46, Class I-A-47, Class I-A-48, Class I-A-49, Class I-A-50, Class I-A-51, Class I-A-52, Class I-A-53, Class I-A-54, Class I-A-55, Class I-A-56, Class I-A-57, Class I-A-PO, Class I-A-R, Class II-A-1, Class II-A-2, Class II-A-3, and Class II-A-PO Certificates (the "Class A Certificates"), having an aggregate initial principal balance of $5,375,912,007.00, (ii) the Class I-B-1, Class I-B-2 and Class I-B-3 Certificates (the "Public Class B Certificates"), having an aggregate initial principal balance of $137,507,000.00, (iii) the Class I-B-4, Class I-B-5 and Class I-B-6 Certificates (the "Private Certificates"), having an aggregate initial principal balance of $37,502,652.00 and (iv) the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, having and aggregate initial principal balance of $9,808,735.00.

            The Public Certificates were sold to Credit Suisse Securities (USA) LLC ("Credit Suisse") pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated September 12, 2007 (together, the "Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Credit Suisse. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The Private Certificates were sold to Credit Suisse on September 28, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

            The Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 were transferred to Wells Fargo Bank, N.A. as partial consideration for the purchase of the mortgage loans from Wells Fargo Bank, N.A.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated September 28, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            Certain of the mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated as of September 28, 2007 (the "Wells Fargo Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Servicing Agreement is attached as Exhibit 10.1. No single other servicer will service 10% or more of the mortgage loans.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.             Description
-----------             -----------

      (1.1) Underwriting Agreement, dated February 15, 2006 and terms agreement, dated September 12, 2007, among the Company, Wells Fargo Bank, N.A. and Credit Suisse Securities (USA) LLC.

      (4.1) Pooling and Servicing Agreement, dated as of September 28, 2007, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

      (10.1) Servicing Agreement, dated as of September 28, 2007, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer.

      (10.2) Mortgage Loan Purchase Agreement, dated as of September 28, 2007, between the Company and Wells Fargo Bank, N.A.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WELLS FARGO ASSET SECURITIES
                                       CORPORATION


September 28, 2007

                                       /s/ Bradley A. Davis
                                       -----------------------------------------
                                       Bradley A. Davis
                                       Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                   Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

      (1.1)               Underwriting Agreement, dated February        E
                          15, 2006 and terms agreement, dated
                          September 12, 2007, among the Company,
                          Wells Fargo Bank, N.A. and Credit
                          Suisse Securities (USA) LLC.

      (4.1)               Pooling and Servicing Agreement, dated        E
                          as of September 28, 2007, among Wells
                          Fargo Asset Securities Corporation,
                          Wells Fargo Bank, N.A. and HSBC Bank
                          USA, National Association, as trustee.

      (10.1)              Servicing Agreement, dated as of              E
                          September 28, 2007, between Wells
                          Fargo Bank, N.A., as servicer and
                          Wells Fargo Bank, N.A., as master
                          servicer.

      (10.2)              Mortgage Loan Purchase Agreement,             E
                          dated as of September 28, 2007,
                          between the Company and Wells Fargo
                          Bank, N.A.